Exhibit 10.12

MATRIX CORNER | HOWICK CLOSE | WATERFALL PARK | BEKKER ROAD | MIDRAND

PO BOX 12326 | VORNA VALLEY | 1686 JOHANNESBURG | SOUTH AFRICA

PHONE +27 11 654 8279 | FAX +27 11 654 8286

1 January 2012

Dear Gert

RESTRAINT OF TRADE AND NON SOLICITATION AGREEMENT

1.	You have had and will continue to have, during your employment in the group, (consisting of Mix Telematics Limited (“the Company”) and its subsidiaries and associates) (“the Group”), access to the proprietary information including trade secrets, strategic plans, confidential information, employee details, business relationships, know-how and documentation of the Group. (“the PI”).

That knowledge, if used otherwise than by the Group, and more particularly by a competitor of the Group, will be seriously detrimental to the group.

2.	You have accepted these restraints to be eligible for awards under the Mix Telematics Group Executive Share Incentive Scheme.

3.	You therefore undertake to the Company and the Group (on behalf of whom the Company accepts the benefit of that undertaking) that you will not at any time during the 24 (twenty four) months after you cease to be employed by the Group, for any reason whatsoever, (“the restraint period”), directly or indirectly:

(a)	be interested in or engaged in or associated with or employed by or be interested financially (whether as a beneficial shareholder or otherwise) in the carrying on or management of any business in any country where the Group has a physical presence (“the restraint area”) which is in competition with any of the products and/or services offered by the Group (“competitive business”). However this restraint shall not preclude you from investing in any publically listed company provided that such shareholding does not exceed 3% of their issued share capital;

(b)	approach any customer of the Group (which is defined as any customer indicated on the debtors list which has been active during the six months prior to your termination) for the purposes of conducting a similar or competitive business to the Group’s business with such customers;

(c)	approach any prospective customer or leads which are being contacted by the Group at the time of termination of your employment or have been contacted during the 6 months prior to the termination of your employment, for the purposes of conducting competitive business with such customer or lead;

(d)	take up employment with any supplier of the Group (defines as any business with whom the group has business dealings for the supply of goods and/or services during the six months prior to your termination), unless you are given specific written agreement to same by the Group Chief Executive Officer (“CEO”), which permission shall not be unreasonably withheld;

(e)	attempt to persuade any employee of the Group, to end his employment and be employed or to be, directly or indirectly, interested or concerned (whether financially or otherwise) in any way in a competitive business;

(f)	disclose to anyone any PI;

(g)	save with the written consent of the CEO, employ, cause to be employed, or solicit for employment any of the group employees.

If any of these provisions is wholly or partly invalid or unenforceable, the remaining provisions will continue to be enforceable.

MiX Telematics Limited registration number 1995/013858/06 www.mixtelematics.com

DIRECTORS: SR BRUYNS (Chairman) | SB JOSELOWITZ (CEO) | R BOTHA | HR BRODY | TE BUZER | RA FREW |

R FRIEDMAN | A PATEL | ML PYDIGADU | F ROJI | HG SCOTT | CWR TASKER | AR WELTON |

COMPANY SECRETARY: PROBITY BUSINESS SERVICES (PTY) LTD

MATRIX CORNER | HOWICK CLOSE | WATERFALL PARK | BEKKER ROAD | MIDRAND

PO BOX 12326 | VORNA VALLEY | 1686 JOHANNESBURG | SOUTH AFRICA

PHONE +27 11 654 8279 | FAX +27 11 654 8286

3.	You acknowledge that;

(a)	Each of these restraints:

(i)	is reasonable in regard to its subject matter, area and period;

(ii)	is reasonably required to protect the PI;

(b)	Each restraint is separate from and independent of the others;

(c)	You will not be entitled, under any circumstances, to claim at any time that any of these restraints is invalid or unenforceable;

(d)	Your skills will enable you to earn a reasonable living in areas of business other than those businesses that compete with the Group, should your contract of employment with the Group terminate.

4.	This agreement becomes effective on the day your employment with the Group commenced.

MIX TELEMATICS LIMITED

Stefan Joselowitz
Group Chief Executive Office

I have read and understood its contents and by my signature accept its provisions.

Gert Pretorius		2/2/2012
NAME	SIGNATURE	DATE

7 Garfield street, Midstream
RESIDENTIAL ADDRESS	POST CODE

MiX Telematics Limited registration number 1995/013858/06 www.mixtelematics.com

DIRECTORS: SR BRUYNS (Chairman) | SB JOSELOWITZ (CEO) | R BOTHA | HR BRODY | TE BUZER | RA FREW |

R FRIEDMAN | A PATEL | ML PYDIGADU | F ROJI | HG SCOTT | CWR TASKER | AR WELTON |

COMPANY SECRETARY: PROBITY BUSINESS SERVICES (PTY) LTD